                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934


                          Date of Report: May 15, 2001

                          ----------------------------

                        (Date of earliest event reported)

              TOYOTA AUTO FINANCE RECEIVABLES LLC ON BEHALF OF THE

                   TOYOTA AUTO RECEIVABLES 2001-B OWNER TRUST

         --------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


    CALIFORNIA                      333-41568                     33-4836519
                                   333-58164



 (State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
       of Incorporation)                                   Identification No.)



                      19300 Gramercy Place, North Building

                           Torrance, California 90509

                       ----------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 468-7333

ITEM 5. OTHER EVENTS

                  On May 15, 2001, Toyota Auto Finance Receivables LLC ("TAFR LLC") and Toyota Motor Credit Corporation ("TMCC") entered into that certain Receivables Purchase Agreement dated as of April 1, 2001 (the "Receivables Purchase Agreement"), pursuant to which TMCC transferred to TAFR LLC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property.

                  On May 15, 2001, the Toyota Auto Receivables 2001-B Owner Trust, a Delaware business trust created pursuant to that certain Amended and Restated Trust Agreement dated as of April 1, 2001 (the "Trust Agreement"), by and between TAFR LLC, as depositor, and First Union Trust Company, National Association, as owner trustee (the "Trust"), TAFR LLC, as seller, and TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of April 1, 2001 (the "Sale and Servicing Agreement"), pursuant to which the Receivables and related property were transferred to the Trust.

                  On May 15, 2001, the Trust caused the issuance, pursuant to that certain Indenture dated as of April 1, 2001 (the "Indenture"), by and between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee and securities intermediary, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes:
Class A-1, Class A-2, Class A-3, Class A-4 (collectively, the "Notes").

                  On May 15, 2001, the Trust, TMCC as administrator, Wells Fargo Bank Minnesota, National Association as indenture trustee and First Union Trust Company, National Association as owner trustee entered into that certain Administration Agreement (the "Administration Agreement"), pursuant to which TMCC agreed to perform certain duties of the Issuer, the Owner Trustee and the Indenture Trustee.

                  On May 15, 2001, the Trust entered into that certain ISDA Master Agreement (the "Master Agreement") dated as of May 15, 2001, a Schedule to the Swap Agreement dated as of May 15, 2001 (the "Schedule"), a Class A-2 Confirmation to the Swap Agreement dated as of May 15, 2001 (the "Class A-2 Confirmation"), a Class A-3 Confirmation to the Swap Agreement dated as of May 15, 2001 (the "Class A-3 Confirmation"), and a Class A-4 Confirmation to the Swap Agreement dated as of May 15, 2001 (the "Class A-4 Confirmation", and together with the Master Agreement, the Schedule, the Class A-2 Confirmation, and the Class A-3 Confirmation, the "Swap Agreement"), collectively embodying two interest rate swaps between the Trust and TMCC, as swap counterparty.

                  On May 15, 2001, the Trust, as assignor, Wells Fargo Bank Minnesota, National Association, as assignee, and TMCC, as swap counterparty, entered into that certain Assignment of the Swap Agreement dated as of May 15, 2001 (the "Assignment"), pursuant to which the Trust assigned its interest in the Swap Agreement to Wells Fargo Bank Minnesota, National Association, as the Indenture Trustee.

                  On May 15, 2001, $500,000,000 of the Class A-2 Notes,
$360,000,000 of the Class A-3 Notes and $175,000,000 of the Class A-4 Notes were sold to Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of May 1, 2001, by and among TAFR LLC, TMCC and the Underwriters. The Underwriting Agreement was filed as Exhibit 1.1 to an 8-K filing on May 15, 2001.

                  The Notes have been registered pursuant to the Securities Act of 1933, as amended, under Registration Statements on Form S-3 (Commission File Nos. 333-41568 and 333-58164).

                  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

                  Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Receivables Purchase Agreement, as Exhibit 4.4 is the Trust Agreement, as Exhibit 4.5 is the Administration Agreement, as Exhibit 4.6 is the Master Swap Agreement, as
Exhibit 4.7 is the Schedule to the Swap Agreement, as Exhibit 4.8 is the Class A-2 Confirmation to the Swap Agreement , as Exhibit 4.9 is the Class A-3 Confirmation to the Swap Agreement, as Exhibit 4.10 is the Class A-4 Confirmation to the Swap Agreement and as Exhibit 4.11 is the Assignment of the Swap Agreement.

                                  EXHIBIT INDEX

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

         The exhibit number corresponds with Item 601(a) of Regulation S-K.

         EXHIBIT NO.             DESCRIPTION
         -----------             -----------
         Exhibit 4.1             Sale and Servicing Agreement dated as of April 1, 2001, by and among the Registrant, as issuer, TAFR LLC, as seller,
                                 and TMCC, as servicer.

         Exhibit 4.2             Indenture dated as of April 1, 2001, by and between the
                                 Registrant, as issuer, and Wells Fargo Bank Minnesota,
                                 National Association, as indenture trustee and securities
                                 intermediary.

         Exhibit 4.3             Receivables Purchase Agreement dated as of April 1, 2001, by and between TAFR LLC, as purchaser, and TMCC, as seller.

         Exhibit 4.4             Amended and Restated Trust Agreement dated as of April 1,
                                 2001, by and between TAFR LLC, as depositor, and First Union
                                 Trust Company, National Association, as owner trustee.

         Exhibit 4.5             Administration Agreement dated as of April 1, 2001, by and among the Registrant, as issuer, TMCC, as administrator,
                                 Wells Fargo Bank Minnesota, National Association, as
                                 indenture trustee, and First Union Trust Company, National
                                 Association, as owner trustee.

         Exhibit 4.6             Swap Agreement dated as of May 1, 2001, between the
                                 Registrant, as issuer, and TMCC, as swap counterparty.

         Exhibit 4.7             Schedule to the Swap Agreement dated as of May 15, 2001,
                                 between the Registrant, as issuer, and TMCC, as swap
                                 counterparty.

         Exhibit 4.8             Class A-2 Confirmation to the Swap Agreement dated as of May
                                 15, 2001, between the Registrant, as issuer, and TMCC, as
                                 swap counterparty.

         Exhibit 4.9             Class A-3 Confirmation to the Swap Agreement dated as of May
                                 15, 2001, between the Registrant, as issuer, and TMCC, as
                                 swap counterparty.

         Exhibit 4.10            Class A-4 Confirmation to the Swap Agreement dated as of May
                                 15, 2001, between the Registrant, as issuer, and TMCC, as
                                 swap counterparty.

         Exhibit 4.11            Assignment of the Swap Agreement dated as of May 15, 2001, by and among the Registrant, as assignor, Wells Fargo Bank
                                 Minnesota, National Association, as assignee, and TMCC, as swap counterparty.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       TOYOTA AUTO FINANCE RECEIVABLES LLC


                                       By:  /s/ Lloyd Mistele
                                            ------------------------------

                                           Name:    Lloyd Mistele
                                           Title:   President

May 21, 2001

                                  EXHIBIT INDEX

Item 601(a) of Regulation S-K


EXHIBIT NO.                             DESCRIPTION
-----------                             -----------
Exhibit 4.1                             Sale and Servicing Agreement dated as of April 1, 2001, by and among the Registrant, as issuer, TAFR LLC, as seller,
                                        and TMCC, as servicer.

Exhibit 4.2                             Indenture dated as of April 1, 2001, by and between the
                                        Registrant, as issuer, and Wells Fargo Bank Minnesota,
                                        National Association, as indenture trustee.

Exhibit 4.3                             Receivables Purchase Agreement dated as of April 1, 2001, by and between TAFR LLC, as purchaser, and TMCC, as seller.

Exhibit 4.4                             Amended and Restated Trust Agreement dated as of April 1,
                                        2001, by and between TAFR LLC, as depositor, and First Union
                                        Trust Company, National Association, as owner trustee.

Exhibit 4.5                             Administration Agreement dated as of April 1, 2001, by and among the Registrant, as issuer, TMCC, as administrator,
                                        Wells Fargo Bank Minnesota, National Association, as
                                        indenture trustee, and First Union Trust Company, National
                                        Association, as owner trustee.

Exhibit 4.6                             Swap Agreement dated as of May 1, 2001, between the
                                        Registrant, as issuer, and TMCC, as swap counterparty.

Exhibit 4.7                             Schedule to the Swap Agreement dated as of May 15, 2001,
                                        between the Registrant, as issuer, and TMCC, as swap
                                        counterparty.

Exhibit 4.8                             Class A-2 Confirmation to the Swap Agreement dated as of May
                                        15, 2001, between the Registrant, as issuer, and TMCC, as
                                        swap counterparty.

Exhibit 4.9                             Class A-3 Confirmation to the Swap Agreement dated as of May
                                        15, 2001, between the Registrant, as issuer, and TMCC, as
                                        swap counterparty.

Exhibit 4.10                            Class A-4 Confirmation to the Swap Agreement dated as of May
                                        15, 2001, between the Registrant, as issuer, and TMCC, as
                                        swap counterparty.

Exhibit 4.11                            Assignment of the Swap Agreement dated as of May 15, 2001, by and among the Registrant, as assignor, Wells Fargo Bank
                                        Minnesota, National Association, as assignee, and TMCC, as swap counterparty.